UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2021

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. (the “Annual Meeting”) was held on June 2, 2021. We had 254,570,213 outstanding shares of our common stock as of April 8, 2021, the record date for the Annual Meeting. 206,809,170 shares of common stock were represented in person or by proxy at the Annual Meeting, which was sufficient to constitute a quorum for the purpose of transacting business.

The final voting results for each proposal are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	177,227,947	1,824,569	241,165	27,515,489
Richard D. Fain	170,683,113	7,672,967	937,601	27,515,489
Stephen R. Howe, Jr.	168,820,024	10,223,459	250,198	27,515,489
William L. Kimsey	165,372,450	13,673,744	247,487	27,515,489
Amy McPherson	177,951,383	1,106,235	236,063	27,515,489
Maritza G. Montiel	176,456,555	2,601,311	235,815	27,515,489
Ann S. Moore	177,592,866	1,461,302	239,513	27,515,489
Eyal M. Ofer	166,600,359	12,452,995	240,327	27,515,489
William K. Reilly	176,523,692	2,496,582	273,407	27,515,489
Vagn O. Sørensen	146,671,333	32,373,524	248,824	27,515,489
Donald Thompson	177,081,206	1,863,265	349,210	27,515,489
Arne Alexander Wilhelmsen	169,789,555	9,265,825	238,301	27,515,489

Each of the twelve nominees listed above was elected to the Board of Directors, each having received the affirmative vote of a majority of the votes cast.

Advisory Vote on Compensation of Named Executive Officers

Number
Votes For	140,015,935
Votes Against	38,902,368
Abstentions	375,378
Broker Non-Votes	27,515,489

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast.

Approval of Amendment to 1994 Employee Stock Purchase Plan

Number
Votes For	178,309,876
Votes Against	621,450
Abstentions	362,355
Broker Non-Votes	27,515,489

The Amendment to our 1994 Employee Stock Purchase Plan was approved, having received the affirmative vote of a majority of the votes cast.

Ratification of the Auditors

Number
Votes For	197,629,611
Votes Against	8,892,979
Abstentions	286,580
Broker Non-Votes	0

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, having received the affirmative vote of a majority of the votes cast.

Shareholder Proposal Regarding Political Contributions Disclosure

Number
Votes For	94,548,370
Votes Against	84,249,828
Abstentions	495,483
Broker Non-Votes	27,515,489

The shareholder proposal was approved, having received the affirmative vote of a majority of the votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: June 3, 2021	By:	/s/ Bradley H. Stein
	Name:	Bradley H. Stein
	Title:	Senior Vice President, General Counsel & Secretary